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                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT


         This LOAN AGREEMENT (the "Agreement") is entered into as of this 1st day of September, 2000 by and between Venture Catalyst Incorporated, a Utah corporation, whose principal place of business is located at 16868 Via Del Campo Court, Suite 200, San Diego, CA 92127 (the "Company"), as lender and L. Donald Speer, II and Kelly Elizabeth Speer, Husband & Wife (the "Speers") as debtors.

                                    RECITALS

         WHEREAS, the Speers are employees of the Company and have requested that the Company provide them with a loan (the "Loan") in an amount up to Four Hundred Thousand Dollars ($400,000); and

         WHEREAS, the Company has determined that it is in the best interest of the Company to loan the Speers the sum up to Four Hundred Thousand Dollars ($400,000), subject to the terms and conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, receipt of the same acknowledged hereby, the parties agree as follows:

1. The Loan. Company hereby agrees to make, upon the terms and conditions contained in this Agreement, a loan in the principal amount not to exceed Four Hundred Thousand Dollars ($400,000), for the benefit of the Speers. All requests for sums to be borrowed by the Speers shall be made in accordance with the
Section 3 of the advance promissory note (the "Note"), shall accrue interest at the rate of seven percent (7%) per annum compounded annually, shall be due and payable in full on March 31, 2001 (unless sooner accelerated under the terms of the Note), and shall be evidenced by a Note, the same attached hereto as Exhibit "A" and incorporated herein by reference.

2. Security Interest. In order to secure payment of the debt evidenced by this Agreement and the Note, the Speers grant unto the Company a security interest in the following collateral, including all additions and accessions thereto, substitutions thereof and proceeds of their sale or disposition (the "Collateral"):

         470,000 shares of common stock of Venture Catalyst Incorporated owned by Donald Speer, II and evidenced by certificate #SD 3576 (the "Certificate").

3. Events of Default. The occurrence of default with respect to this Agreement, the Note, any document related hereto, or the payment of any indebtedness by the Speers to the Company shall constitute an event of default ("Event of Default") under this Agreement. For purposes of this Agreement, the term "Event of Default" shall have the same meaning and application as set forth in
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the Note.

4. Remedies on Default. Upon the occurrence of an Event of Default hereunder, the Company may, in its discretion, pursue full collection of the Note and exercise any and all remedies available under applicable law. The rights and remedies under this Agreement, and at law and equity, shall be cumulative and not in the alternative.

5. Notices. Any notice or demand which by this Agreement and/or the Note is required or permitted to be given or served shall be deemed so given or served if sent by United States mail, certified or registered mail, postage prepaid, with return receipt requested. Such notices or demands shall be effective upon the earlier of (a) three (3) business days after mailing, or (b) actual receipt as evidenced by the return receipt, and shall be addressed as follows:

         If to Company:       Venture Catalyst Incorporated
                              16868 Via Del Campo Court, Suite 200
                              San Diego, CA 92127
                              Attn:  General Counsel
                              Fax:  (858) 385-1001


         If to the Speers:    L. Donald Speer, II and/or
                              Kelly Elizabeth Speer
                              8123 Paseo Del Ocaso
                              La Jolla, CA 92037
                              Fax:

Either party may change its address for service of notices by giving written notice to the other party of the new address.

6. Attorneys' Fees and Costs. If any legal action is brought by any party for the enforcement of this Agreement the prevailing party shall be entitled to recover from the non-prevailing party its reasonable attorneys' fees and other costs and expenses incurred in connection therewith in addition to any other relief to which it might be entitled.

7. Effect of Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject hereof, and fully supersedes any prior agreements, representations, statements, or understandings with respect thereto, whether written or oral. The parties hereto acknowledge that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding on either party.

8. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.


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9.       Jurisdiction for Legal Actions. In connection with any action brought pursuant to or arising out of this Agreement, the parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of California, County of San Diego, and/or the United States District Court for the Southern District of California for any actions, suits, controversies or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth above shall be effective service of process for any action, suit or proceeding brought against the parties in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit, controversies or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of California, County of San Diego and/or the United States District Court for the Southern District of California, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient or improper forum.

10. Binding Effect. The terms and conditions of this agreement shall inure to the benefit of and shall be binding upon the parties hereto, their successors, heirs, transferees, and assigns.

11.      Miscellaneous.

         (a) Any provision of this Agreement which is rendered unenforceable by a court of competent jurisdiction shall be ineffective only to the extent of such prohibition or invalidity and shall not invalidate or otherwise render ineffective any or all of the remaining provisions of this Agreement.

         (b) No modification, amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in a written instrument signed by the parties hereto.

         (c) This Agreement may be executed in counterparts, which when taken together will be deemed to constitute one document. Facsimile signatures shall be treated as originals for this purpose.


                  (Remainder of Page Left Intentionally Blank)


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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.


VENTURE CATALYST INCORPORATED,             L. Donald Speer, II &
a Utah corporation                         Kelly Elizabeth Speer,

/s/ Glenn Smith
------------------------------------

By: Glenn Smith                              /s/ L. Donald Speer, II
    --------------------------------       -------------------------------------
                                           L. Donald Speer, II
Title: Executive Vice President
       -----------------------------
                                             /s/  Kelly Elizabeth Speer
                                           -------------------------------------
                                           Kelly Elizabeth Speer


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THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED. IT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


                             ADVANCE PROMISSORY NOTE


$400,000                                                   September 1, 2000


         FOR VALUE RECEIVED, L. Donald Speer, II and Kelly Elizabeth Speer, ("Makers"), promises to pay to Venture Catalyst Incorporated, a Utah corporation, or its assigns ("Holder") the principal sum of Four Hundred Thousand Dollars ($400,000) or so much thereof as may be advanced and remain outstanding from time to time, plus interest on the unpaid principal balance from time to time at the rate of 7% per annum compounded annually. Borrowing shall be made pursuant to requests for additional loans as set forth in Section 3 of this promissory note ("Note"). Notations indicating borrowings ("Loans" or "Borrowings") made by the Holder pursuant to this Note and all payments on account of the principal thereof may be endorsed by the Holder pursuant to this Note and all payments on account of this principal thereof may be endorsed by the Holder hereof on the grid schedule attached to this Note as Exhibit A.

         1.       Terms of Payment.

         (a) Mandatory Payment. Unless otherwise set forth herein, and subject to Section 1(c) below, all unpaid principal and all accrued but unpaid interest shall be payable in full on March 31, 2001.

         (b) Optional Prepayment. Makers may prepay all or any part of the principal balance due under this Note without premium or penalty; provided, however, that any payment shall be applied first to the satisfaction of any late charges, costs of collection and attorney's fees owing hereunder, then to any accrued and unpaid interest through the date of payment and then against the principal balance hereof.

         (c) Acceleration. Event of Default. Upon an occurrence of an Event of Default (as defined below), Holder may declare the entire principal amount of this Note plus accrued but unpaid interest to be immediately due and payable and take any other action allowed by law.

         (d) Manner of Payment. All payments made hereunder shall be paid to Holder at 16868 Via Del Campo Court, Suite 200, San Diego, California 92127 or such other place as may be


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designated in writing by Holder, in immediately available United States funds without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

         (e) Late Charges. In the event that Makers fail to make any payment of principal and/or interest within 10 days of the date required hereunder (whether by maturity, acceleration or otherwise), Makers shall pay a late charge to compensate Holder for such delay in payment. It is acknowledged by Makers and Holder that the actual amount necessary to adequately compensate Holder in such case would be impracticable and extremely difficult to calculate. Makers and Holder, therefore, agree that the amount of such late charge shall be six percent (6%) of the amount of such payment, which Makers and Holder agree represents a reasonable sum considering all of the circumstances existing as of the date of this Note and represents a fair and reasonable estimate of the costs that Holder will incur by reason of late payment. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue amount and shall not prevent Holder from exercising any of the other rights and remedies available to Holder.

         2. Events of Default. The occurrence of any of the following shall be deemed to be an event of default (an "Event of Default") hereunder:

         (a) Failure to make any payment of principal or interest hereunder when due according to the terms hereof;

         (b) Makers (i) generally not paying their debts as they become due, (ii) filing any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation (a "Filing"), (iii) filing any answer admitting or not contesting the material allegations of a petition filed against Makers in any such proceeding, (iv) seeking, consenting to or acquiescing in the appointment of any trustee, custodian, receiver or liquidator of Makers or all or any substantial part of its properties (an "Appointment"), or (v) taking any action for the purpose of any of the foregoing; or

         (c) A Filing is made against Makers without their consent and is not stayed or dismissed within 60 days, or an order for an Appointment is entered.

         3. Borrowing Procedure. By delivering a request for additional borrowings ("Borrowing Request") to Holder in the form attached hereto as Exhibit B on or before 11:00 a.m., San Diego time, on a Business Day, Makers may from time to time request, on not less than two (2) Business Days' notice, that additional borrowings be made but in no case shall any Borrowings be made after March 30, 2001. Each borrowing shall be deemed made on the Business Day of the Borrowing Request therefor. Notwithstanding the foregoing, Holder shall not be obligated to make any additional Loans if an Event of Default has occurred which remains uncured.

         4. Evidence of Notes. Makers hereby irrevocably authorize Holder to make (or cause to be made) appropriate notations on a grid schedule attached hereto as Exhibit A (or on a


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continuation of any such grid), which notations shall evidence, inter alia, the date and outstanding principal amount of the Loans evidenced thereby. The notations on any such grid (and on any such continuation) indicating the outstanding principal amount of the Loans shall be presumptive evidence of the principal amount thereof owing and unpaid but the failure to record any such amount on any such grid (or on any such continuation) shall not limit or otherwise affect the obligations of the Makers hereunder or under the Note to make payments of principal of or interest on such Loans when due.

         5. Collateral. This Note is secured by that certain stock certificate No. SD 3576 evidencing 470,000 shares of common stock of Venture Catalyst Incorporated, owned by L. Donald Speer, II, including all additions and accessions thereto, substitutions thereof and any proceeds of their sale or disposition (the "Collateral").

         6. Representations and Warranties. Makers hereby represent and warrant to Holder as follows:

                  (a) Authority Relative to Note. Makers have full power and authority to execute and deliver this Note and to perform the obligations hereunder. This Note has been duly and validly executed and delivered by Makers and constitutes a legal, valid and binding obligation of Makers enforceable against Makers in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity.

                  (b) No Conflicts. The execution and delivery by Makers of this Note does not and the performance by Makers of their obligations under this Note do not and will not:

                           (i) conflict with or result in a violation or breach
of any law, statute, order, decree, consent decree, judgment, rule, regulation, ordinance or other pronouncement having the effect of law whether in the United States, any foreign country, or any domestic or foreign state, county, city or other political subdivision or of any governmental or regulatory authority, applicable to Makers or any of their assets and properties; or

                           (ii) (I) conflict with or result in a violation or
breach of, (II) constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, (III) require Makers to obtain any consent, approval or action of, make any filing with or give any notice to any person or entity as a result or under the terms of, (IV) result in or give to any individual or entity any right of termination, cancellation, acceleration or modification in or with respect to, (V) result in or give to any person or entity any additional rights or entitlement to increased, additional, accelerated or guaranteed payments or performance under,
(VI) result in the creation or imposition of (or the obligation to create or impose) any lien upon Makers or any of its assets and properties under or (VII) result in the loss of a material benefit under, any of the terms, conditions or provisions of any contract or license to which any Maker is a party or by which any


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of such Maker's assets and properties is bound.

                  (c) Liens. No liens, encumbrances or other security interests of any kind or nature whatsoever exist in the Collateral as of the date hereof.

         7. Covenants. Makers hereby covenant and agree that, without the consent of Holder, they will not create, or permit the creation, of any liens, encumbrances or other security interests of any kind or nature whatsoever in the Collateral.

         8. Presentment, Notice, etc. Makers and any endorser or other person liable hereunder expressly agree that (a) presentment, notice of dishonor, and protest, notice of protest and any and all demands or notices are hereby waived; (b) this Note shall be binding upon Makers and any endorser and their respective successors in interest; and (c) this Note and any payment hereunder may be extended from time to time without in any way affecting liability of the Makers or any endorser hereunder.

         9. General. This Note shall be governed and construed in accordance with the laws of the State of California without regard to the choice of law provisions thereof. All notices hereunder shall be in writing. No right, power or remedy conferred by this Note upon Makers shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

         10. Costs; Attorneys' Fees. Makers shall pay on demand all costs and expenses of collection incurred or paid by Holder in enforcing the terms hereof or in protecting Holder's interest hereunder. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date first above written by the Makers.


                                           MAKERS:


                                            /s/ L. DONALD SPEER, II
                                           -------------------------------------
                                           L. DONALD SPEER, II


                                            /s/ KELLY ELIZABETH SPEER
                                           -------------------------------------
                                           KELLY ELIZABETH SPEER


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